TABLE OF SCHEDULES AND EXHIBITS
TO ASSET PURCHASE AGREEMENT

by and between

HOLLISTER & BLACKSMITH, INC. doing business as
AMERICAN CANNABIS COMPANY,
A wholly-owned subsidiary of
AMERICAN CANNABIS COMPANY, INC.

and

MEDIHEMP, LLC, and Its Wholly Owned Subsidiary, SLAM ENTERPRISES, LLC, and MEDICAL CANNABIS CAREGIVERS, INC., collectively doing business as NATURALEAF

Schedule 1.1(b)
Licenses

Lehman Street

- CO MED; MMC-Type 1; License No. 402-00053; Medical Cannabis Caregivers, Inc. dba Naturaleaf, 5875 Lehman Drive, #100, Colorado Springs, CO 80918;
- City of Colorado Springs; MMC-Type 1; License No. 719547; Medical Cannabis Caregivers, Inc. dba Naturaleaf, 5875 Lehman Drive, #100, Colorado Springs, CO 80918;
- Dept. of Agriculture; License No. 002BCJ; MC Caregivers, Inc., dba Naturaleaf 5875 Lehman Drive, #100, Colorado Springs, CO 80918.

Durango Drive

- CO MED; OPC-Class 2; License No. 403-00070; Medical Cannabis Caregivers, Inc., dba Naturaleaf, 2611 Durango Drive, Colorado Springs, CO 80918;
- City of Colorado Springs; Medical Cultivation; License No. 719548; Medical Cannabis Caregivers, Inc., dba Naturaleaf, 2611 Durango Drive, Colorado Springs, CO 80918;
- CO MED; MIP; License No. 404-00312; Medical Cannabis Caregivers, Inc., dba Naturaleaf, 2611 Durango Drive, Colorado Springs, CO 80918;
- City of Colorado Springs; MIP; License No. 719737; Medical Cannabis Caregivers, Inc., dba Naturaleaf, 2611 Durango Drive, Colorado Springs, CO 80918;
- City of Colorado Springs; Resale Certificate #W000000462; Medical Cannabis Caregivers, Inc., dba Naturaleaf, 2611 Durango Drive, Colorado Springs, CO 80918.

Tejon Street

- CO MED; MMC Type-1; License No. 402-00539; SLAM Enterprises, LLC, dba Naturaleaf, 1004 S. Tejon Street, Colorado Springs, CO 80903;
- City of Colorado Springs; MMC Type 1; License No. 719349; SLAM Enterprises, LLC, dba Naturaleaf, 1004 S. Tejon Street, Colorado Springs, CO 80903;

Palmer Park Boulevard

- CO MED; MMC Type-1; License No. 402-01065; SLAM Enterprises, LLC, dba Naturaleaf, 2727 Palmer Park Blvd. Ste. D, Colorado Springs, CO 80909;
- City of Colorado Springs; MMC Type 1; License No. 723419; SLAM Enterprises, LLC, dba Naturaleaf, 2727 Palmer Park Blvd. Ste. D, Colorado Springs, CO 80909;
- Dept. of Agriculture; License No. 0024K8; SLAM Enterprises, LLC., dba Naturaleaf; 2727 Palmer Park Blvd. Ste. D, Colorado Springs, CO 80909.